Exhibit 99.1

EXECUTION COPY

LETTER AMENDMENT No. 1

Dated as of June 26, 2008

To the banks, financial institutions

      and other institutional lenders

      (collectively, the “Lenders”) parties

      to the Credit Agreement referred to

      below and to JPMorgan Chase Bank, N.A.,

      as Paying Agent, and JPMorgan Chase Bank, N.A.

      and Citicorp USA, Inc., as Co-Administrative Agents

      for the Lenders

Ladies and Gentlemen:

We refer to the Second Amended and Restated Credit Agreement dated as of September 25, 2007 (as amended, supplemented or otherwise modified through the date hereof, the “Credit Agreement”) among the undersigned and you. Capitalized terms not otherwise defined in this Letter Amendment have the same meanings as specified in the Credit Agreement.

You and we have agreed, upon the following terms and conditions, to amend the Credit Agreement in certain respects. Accordingly, it is hereby agreed by you and us as follows:

Section 1. Amendments to Credit Agreement. The Credit Agreement is, effective as of the date of this Letter Amendment, hereby amended as follows:

(a) The definition of “Intercreditor Agreement” in Section 1.01 is amended by inserting immediately after the date “August 22, 2003” the parenthetical phrase “(as amended)”.

(b) The definition of “Note Purchase Agreement” in Section 1.01 is amended and restated in full to read as follows:

“Note Purchase Agreement” means, individually or collectively, as the context may require, (a) the Note Purchase Agreement dated as of August 16, 1999 ( the “1999 Note Purchase Agreement”) among the Borrower (as assignee of the Special General Partner) and the purchasers of the 1999 Senior Notes, pursuant to which the 1999 Senior Notes were issued, as amended by the First Amendment thereto, dated as of June 26, 2008, and as the same may be further amended after the date hereof, to the extent permitted under the Loan Documents and (b) the Note Purchase Agreement dated as of June 26, 2008 ( the “2008 Note Purchase Agreement”) among the Borrower and the purchasers of the 2008 Senior Notes, pursuant to which the 2008 Senior Notes were, or are to be, issued, as amended after the date hereof, to the extent permitted under the Loan Documents.

(c) The definition of “Senior Notes” in Section 1.01 amended and restated in full to read as follows:

“Senior Notes” means the 1999 Senior Notes and the 2008 Senior Notes.

(d) The following definitions are added to Section 1.01 in the appropriate alphabetical sequence:

“1999 Note Purchase Agreement” has the meaning specified in the definition of Note Purchase Agreement.

“1999 Senior Notes” means the senior notes of the Borrower issued in a private placement pursuant to the 1999 Note Purchase Agreement in the original principal amount of $180,000,000.

“2008 Note Purchase Agreement” has the meaning specified in the definition of Note Purchase Agreement.

“2008 Senior Notes” means the senior notes of the Borrower issued in a private placement pursuant to the 2008 Note Purchase Agreement in the original principal amount of up to $350,000,000.

(e) Section 5.01(n) is amended (i) by deleting the phrase “Senior Notes issued pursuant to the Note Purchase Agreement” appearing in the first sentence thereof and substituting therefor the phrase “Senior Notes” and (ii) by deleting clauses (x) and (y) in the proviso appearing in the last sentence of Section 5.01(n) and substituting therefor the following new clauses (x) and (y):

(x) the amount equal to the Contract Price could then be incurred as Debt under the provisions of Section 10.1(a) of each of the 1999 Note Purchase Agreement and the 2008 Note Purchase Agreement (the “Notional Debt”) and (y) assuming for all purposes of Sections 10.1(a) of each of the 1999 Note Purchase Agreement and the 2008 Note Purchase Agreement, 10.4(a)(ii) of the 1999 Note Purchase Agreement and 10.7(a)(ii) of the 2008 Note Purchase Agreement that an amount equal to all such Notional Debt was considered to be outstanding.

(f) Section 5.02(b)(ii) is amended and restated in full to read as follows:

(ii) In the case of any Restricted Subsidiary of the Borrower, (A) Debt owed to the Borrower or to a Wholly Owned Restricted Subsidiary of the Borrower and (B) Debt in the form of a Guaranty of Debt otherwise permitted under this Section 5.02(b); and

(g) Section 5.02(k) is amended and restated in full to read as follows:

Prepayments, Etc., of Debt. (i) Prepay, redeem, purchase, defease or otherwise satisfy prior to the scheduled maturity thereof in any manner any of the Senior Notes prior to the Termination Date, except (A) mandatory prepayments of principal, and payments of interest, required under the applicable Note Purchase Agreement and (B) redemptions of any Senior Notes made concurrently with the refinancing thereof permitted under Section 5.02(b)(iii)(F) or (ii) permit any Subsidiary Guarantor (as defined in the applicable Note Purchase Agreement) to make any payment to or on account of any noteholder under such Note Purchase Agreement other than a payment made following a demand therefor by such noteholder pursuant to the Subsidiary Guaranty Agreement (as defined in the applicable Note Purchase Agreement).

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(h) Section 5.02(l) is amended and restated in full to read as follows:

Amendment, Etc., of the Note Purchase Agreements. Amend, modify or change in any manner any term or provision of any Note Purchase Agreement that would accelerate any scheduled amortization payments, if such modification would require such payments to be made on the applicable Senior Notes prior to the date the Facilities are paid in full.

(i) Section 5.02(p) is amended by deleting the phrase “except the Loan Documents and the Note Purchase Agreement” and substituting therefor the phrase “except the Loan Documents, the Note Purchase Agreements and any other agreement or instrument governing Debt permitted to be incurred in accordance with Section 5.02(b), provided that the restrictions related to the payment of dividends and distributions, repayment of Debt, making of loans or other transfer of assets by Subsidiaries included in such other agreement or instrument are no more restrictive than the comparable terms of the Loan Documents” contained in Sections 5.02(g) (relating to payment of dividends and distributions by Subsidiaries), 5.02(k) (relating to repayment of Debt by Subsidiaries), 5.02(f) (relating to making of loans by Subsidiaries) and 5.02(e) (relating to transfer of assets by Subsidiaries) of this Agreement.

Section 2. Representation. The Company represents and warrants that the representations and warranties contained in Section 4.01 of the Credit Agreement are correct in all material respects on and as of the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date), before and after giving effect to this Amendment, and no Default has occurred and is continuing.

Section 3. Effectiveness, Etc. This Letter Amendment shall become effective as of the date first above written when, and only when, the Paying Agent shall have received counterparts of this Letter Amendment executed by the undersigned and the Required Lenders. This Letter Amendment is subject to the provisions of Section 8.01 of the Credit Agreement.

On and after the effectiveness of this Letter Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Letter Amendment.

The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Letter Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Letter Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or any Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

If you agree to the terms and provisions hereof, please evidence such agreement by executing and returning at least one signature page of this Letter Amendment to Susan L. Hobart, Shearman & Sterling LLP, 599 Lexington Avenue, New York, New York 10022.

This Letter Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Letter Amendment by telecopier or other electronic medium shall be effective as delivery of an original executed counterpart of this Letter Amendment.

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This Letter Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

Very truly yours,

ALLIANCE RESOURCE OPERATING PARTNERS, L.P.

By:	ALLIANCE RESOURCE MANAGEMENT GP, LLC,
its Managing General Partner

By	/s/ Cary P. Marshall
Name:	Cary P. Marshall
Title:	Vice President - Corporate Finance and Treasurer

Alliance Letter Amendment No. 1

Agreed as to the foregoing Letter Amendment as of the date first above written:

JPMORGAN CHASE BANK, N.A.
as Paying Agent, Co-Administrative Agent and Lender

By	/s/ Linda Meyer
Name:	Linda Meyer
Title:	Vice President

Alliance Letter Amendment No. 1

Agreed as to the foregoing Letter Amendment as of the date first above written:

CITICORP USA, INC.,
as Co-Administrative Agent and Lender

By	/s/ Mason McGurrin
Name:	Mason McGurrin
Title:	Vice President

Alliance Letter Amendment No. 1

Agreed as to the foregoing Letter Amendment as of the date first above written:

BANK OF OKLAHOMA, N.A.

By	/s/ Allen Hoerman
Name:	Allen Hoerman
Title:	Assistant Vice President

Alliance Letter Amendment No. 1

Agreed as to the foregoing Letter Amendment as of the date first above written:

FIFTH THIRD BANK

By	/s/ Tim Adair
Name:	Tim Adair
Title:	Officer

Alliance Letter Amendment No. 1

Agreed as to the foregoing Letter Amendment as of the date first above written:

FIRST COMMERCIAL BANK, LOS ANGELES BRANCH

By	/s/ Larry Jen-Yu Lai
Name:	Larry Jen-Yu Lai
Title:	SAVP & Deputy General Manager

Alliance Letter Amendment No. 1

Agreed as to the foregoing Letter Amendment as of the date first above written:

LEHMAN COMMERCIAL PAPER INC.

By	/s/ Maria M Lund
Name:	Maria M Lund
Title:	Authorized Signatory

Alliance Letter Amendment No. 1

Agreed as to the foregoing Letter Amendment as of the date first above written:

NATIONAL CITY BANK

By	/s/ Susan J. Dimmick
Name:	Susan J. Dimmick
Title:	Senior Vice President

Alliance Letter Amendment No. 1

Agreed as to the foregoing Letter Amendment as of the date first above written:

ROYAL BANK OF CANADA

By	/s/ Don J. McKinnerney
Name:	Don J. McKinnerney
Title:	Authorized Signatory

Alliance Letter Amendment No. 1

Agreed as to the foregoing Letter Amendment as of the date first above written:

UBS LOAN FINANCE LLC

By	/s/ David B. Julie
Name:	David B. Julie
Title:	Associate Director

Alliance Letter Amendment No. 1

Agreed as to the foregoing Letter Amendment as of the date first above written:

U.S. BANK NATIONAL ASSOCIATION

By	/s/ John M. Eyerman
Name:	John M. Eyerman
Title:	Banking Officer

Alliance Letter Amendment No. 1

Agreed as to the foregoing Letter Amendment as of the date first above written:

WACHOVIA BANK N.A.

By	/s/ Henry R. Biedrzycki
Name:	Henry R. Biedrzycki
Title:	Director

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CONSENT

Dated as of June 26, 2008

Each of the undersigned, as Guarantors under the Subsidiary Guaranty dated September 25, 2007 (the “Guaranty”) in favor of the Lender Parties and the Agents, each as defined in the Credit Agreement referred to in the foregoing Letter Amendment No. 1, hereby consents to such Letter Amendment and hereby confirms and agrees that (a) notwithstanding the effectiveness of such Letter Amendment, the Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Letter Amendment, each reference in the Guaranty to the “Credit Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Credit Agreement, as amended by such Letter Amendment, and (b) each Guarantor does, and shall continue to, absolutely, unconditionally and irrevocably guarantee the punctual payment when due of all Guaranteed Obligations (as defined in the Guaranty).

ALLIANCE COAL, LLC

By:	/s/ Cary P. Marshall
Name:	Cary P. Marshall
Title:	Vice President – Corporate Finance and Treasurer

ALLIANCE RESOURCE PROPERTIES, LLC
ALLIANCE DESIGN GROUP, LLC
ALLIANCE LAND, LLC
ALLIANCE PROPERTIES, LLC
ALLIANCE SERVICE, INC.
BACKBONE MOUNTAIN, LLC
EXCEL MINING, LLC
GIBSON COUNTY COAL, LLC
HOPKINS COUNTY COAL, LLC
MATRIX DESIGN GROUP, LLC
MC MINING, LLC
METTIKI COAL, LLC
METTIKI COAL (WV), LLC
MT. VERNON TRANSFER TERMINAL, LLC
PENN RIDGE COAL, LLC
PONTIKI COAL, LLC
RIVER VIEW COAL, LLC
TUNNEL RIDGE, LLC
WARRIOR COAL, LLC
WEBSTER COUNTY COAL, LLC
WHITE COUNTY COAL, LLC

By:	/s/ Cary P. Marshall
Name:	Cary P. Marshall
Title:	Vice President – Corporate Finance and Treasurer

Alliance Letter Amendment No. 1